Exhibit 1.1

CNB BANCORP, INC.

Common Stock

($0.01 par value)

UNDERWRITING AND ADVISORY AGREEMENT

                    , 2006

McKinnon & Company, Inc.

999 Waterside Drive, Suite 1200

Norfolk, Virginia 23510

Gentlemen:

CNB Bancorp, Inc., a Virginia corporation (the “Company”) proposes to employ you (“you” or the “Underwriter”) to advise the Company on the structure, format and manner of consummation of rights and public offerings of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and, to use its best efforts to sell (i) up to              shares of Common Stock in the public offering (the “Public Offering”) less (ii) any shares of Common Stock that were purchased by 5:00 p.m. Eastern Time,                 , 2006 in the Company’s rights offering of 325,000 shares of its Common Stock (the “Rights Offering”). The shares of Common Stock to be issued in the Public Offering are referred to herein as the “Shares.”

You have advised the Company (a) that you are authorized to enter into this Agreement and (b) that you are willing to sell the Shares on a best efforts basis as agent for the Company.

In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the Company and the Underwriter hereby agree as follows:

1. Representations and Warranties of the Company. The Company represents and warrants as follows:

(a) The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form SB-2 (File No.333-                    ) relating to shares of Common Stock to be sold in the Rights Offering. Such registration statement in the form in which it became effective and also in such form as it may be when any post-effective amendment thereto has or shall become effective, and the prospectus filed as part of such registration statement and in the form first filed with the Commission under its Rule 424(b), if any, and when any supplement thereto is filed with the Commission, will comply in all material respects with the provisions of the Securities Act and will not contain at any such times an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from information relating to the Underwriter on the front cover of such prospectus and in the section of such prospectus entitled “Underwriting” that were made in reliance upon and conformity with information furnished to the Company by such Underwriter expressly for use therein.

McKinnon & Company, Inc.

                        , 2006

(b) All offers and sales in connection with the Rights Offering comply in all material respects with applicable federal and state securities laws and are conducted in the manner described in “The Rights Offering” section of the prospectus in the form filed with the Commission as part of the registration statement relating to the Rights Offering or pursuant to its Rule 424(b), if any, after such registration statement became effective.

(c) The Company has prepared and filed with the Commission in accordance with the provisions of the Securities Act, a registration statement on Form SB-2 (File No.333-                    ), including a preliminary prospectus, relating to the Shares to be sold in the Public Offering. Such registration statement as amended at the time that it becomes effective is referred to collectively in this Agreement as the “Registration Statement,” and the prospectus in the form filed with the Commission as part of the Registration Statement or pursuant to its Rule 424(b), if any, after the Registration Statement becomes effective is referred to collectively as the “Prospectus.”

(d) Each preliminary Prospectus that is filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto complied, when so filed, in all material respects with the provisions of the Securities Act; except that this representation and warranty does not apply to statements in or omissions from information relating to the Underwriter in the last paragraph on the front cover of the Prospectus and in the section of the Prospectus entitled “Underwriting” that were made in reliance upon and in conformity with information furnished to the Company by the Underwriter expressly for use therein.

(e) The Registration Statement in the form in which it becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective, and the Prospectus filed as part of such Registration Statement and in the form first filed with the Commission under its Rule 424(b), if any, and when any supplement thereto is filed with the Commission, will comply in all material respects with the provisions of the Securities Act and will not contain at any such times an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from information relating to the Underwriter in the last paragraph on the front cover of the Prospectus and in the section of the Prospectus entitled “Underwriting” that were made in reliance upon and in conformity with information furnished to the Company by the Underwriter expressly for use therein.

(f) The Company has the capitalization set forth in the Prospectus under the caption “Capitalization.” All of the outstanding shares of Common Stock are duly authorized and validly issued, fully paid and nonassessable and free of preemptive or similar rights (other than the right of the Company’s existing shareholders to purchase shares in the Rights Offering). The shares of Common Stock to be issued and sold by the Company in the Rights Offering and the Shares to be issued and sold by the Company in the Public Offering have been duly authorized, and upon delivery to the purchasers thereof against payment therefor in accordance with the terms hereof, will have been validly issued and fully paid and will be nonassessable and free of preemptive or similar rights. The Common Stock conforms in all material respects to the description thereof in the Registration Statement and the Prospectus (or any amendment or supplement thereto). None of the Company’s issued and outstanding shares of Common Stock was issued in violation of the Securities Act.

McKinnon & Company, Inc.

                        , 2006

(g) The Company is duly organized and validly existing and in good standing under the laws of the Commonwealth of Virginia. The Company’s wholly owned subsidiary, Citizens National Bank (the “Bank”), is duly organized and validly existing as a national banking association and is in good standing under the laws of the United States of America. The Company and the Bank are duly qualified to do business and are in good standing in all jurisdictions that require such qualification or in which the failure to qualify in such jurisdictions could have, in the aggregate, any material adverse effect on the business, condition (financial or otherwise) or properties of the Company or the Bank. The Company and the Bank hold all material licenses, certificates, permits and other authorizations from governmental authorities necessary for the conduct of their businesses as described in the Prospectus and own, or possess adequate rights to use, all material rights necessary for the conduct of their businesses and have not received any notice of conflict with the asserted rights of others in respect thereof; and the Company and the Bank have the corporate power and authority to own their properties and conduct their businesses as described in the Prospectus. The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended. The deposit accounts of the Bank are insured by the Bank Insurance Fund administered by the Federal Deposit Insurance Corporation up to the maximum amount provided by law, and no proceedings for the modification, termination or revocation of any such insurance are pending or, to the knowledge of the Company, threatened.

(h) All of the outstanding shares of capital stock of the Bank are owned by the Company free and clear of any lien, claim, security interest or other encumbrance, and have been duly authorized and are validly issued, fully paid and nonassessable (except as otherwise provided in 12 U.S.C. Section 55).

(i) The Company and the Bank have good and marketable title to all property described in the Prospectus as being owned by them, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus (or any amendment or supplement thereto or in a document filed as an exhibit to the Registration Statement) or such as are not material and do not interfere in any material respect with the use of the property or the conduct of the business of the Company and the Bank taken as whole, and the property held under lease by the Company or the Bank is held by them under valid and enforceable leases with only such exceptions as in the aggregate are not material and do not interfere in any material respect with the conduct of the business of the Company and the Bank taken as whole; provided that no representation or warranty is made hereby to the title of the lessor of any such property.

(j) There are no legal or governmental proceedings pending, or to the knowledge of the Company threatened, required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) that are not described as required, and there is no contract, lease or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required.

(k) Neither the Company nor the Bank is in violation of its articles of incorporation or articles of association, as appropriate, or bylaws, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the

McKinnon & Company, Inc.

                        , 2006

Company or the Bank is a party or by which its assets are bound, or in violation of any law, administrative regulation or ruling or court decree applicable to the Company or the Bank or any of their properties. Neither the issuance nor the sale of the Shares nor the execution and delivery of this Agreement nor the performance of the obligations of the Company set forth herein nor the consummation of the transactions herein contemplated requires any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required under state securities or Blue Sky laws or rules of the National Association of Securities Dealers, Inc. (the “NASD”) that may be applicable to the Underwriter) or will conflict with the articles of incorporation or bylaws of the Company or the Bank, or constitute a breach or default under any agreement, indenture or other instrument to which the Company or the Bank is a party or by which either of them or their property is bound, or any law, administrative regulation or ruling or court decree applicable to the Company or the Bank or any of their properties, which conflict, breach or default would have a material adverse effect on the business, condition (financial or otherwise) or property of the Company and the Bank taken as a whole.

(l) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), the Company has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Bank taken as a whole, and there has not been any material change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or the Bank, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), business, property, net worth or results of operations of the Company and the Bank taken as a whole.

(m) Yount, Hyde & Barbour, P.C., who have certified certain of the financial statements filed with the Commission as part of the Registration Statement and contained in the Prospectus, have consented in writing to the inclusion of their report in the Prospectus and are independent public accountants as required by the Securities Act.

(n) The Company’s consolidated financial statements, together with related schedules and notes, forming part of the Registration Statement and the Prospectus, present fairly in all material respects the financial position and the results of operations of the Company and the Bank at the respective dates or for the respective periods to which they apply; such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the financial and statistical information and data set forth in the Registration Statement and the Prospectus is fairly presented in all material respects and prepared on a basis consistent with such financial statements and the books and records of the Company and the Bank; provided, however, that any interim unaudited financial statements of the Company included in the Prospectus are subject to normal year-end adjustments and lack footnotes and other presentation items. The Company and the Bank have no material contingent obligations that are not disclosed in the Registration Statement and the Prospectus, as they may be amended or supplemented.

(o) The Common Stock (including the Shares) is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

McKinnon & Company, Inc.

                        , 2006

(p) No holders of securities of the Company have rights to the registration of such securities for sale in the Public Offering.

(q) The Company and the Bank have filed all federal, state and foreign income tax returns that have been required to be filed and has paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due, and are not being contested in good faith.

(r) The Company and the Bank hold all material licenses, certificates and permits from governmental authorities that are necessary to the conduct of their businesses, and neither the Company nor the Bank has received any notice of proceedings relating to revocation or modification of any such license, certificate or permit.

(s) The Company and the Bank are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged; all policies of insurance and fidelity or surety bonds insuring the Company and the Bank or their businesses, assets, employees, officers and directors are in full force and effect; the Company and the Bank are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or the Bank under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; the Company and the Bank have not been refused any insurance coverage sought or applied for; and the Company and the Bank have no reason to believe that they will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their businesses at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of them taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any amendment or supplement thereto).

(t) The Company and the Bank maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(u) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(v) The Company and the Bank own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other

McKinnon & Company, Inc.

                        , 2006

intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of their businesses as now conducted or as proposed in the Registration Statement and the Prospectus to be conducted. Except as set forth in the Registration Statement and the Prospectus, (i) there are no rights of third parties to any such Intellectual Property; (ii) there is no material infringement by third parties of any such Intellectual Property; (iii) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the rights of the Company or the Bank in or to any such Intellectual Property, and the Company and the Bank are unaware of any facts that would form a reasonable basis for any such claim; (iv) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company and the Bank are unaware of any facts that would form a reasonable basis for any such claim; and (v) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company or the Bank infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company and the Bank are unaware of any other fact that would form a reasonable basis for any such claim.

(w) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, that is required to be described in the Prospectus that is not so fully and accurately described.

(x) The Company is not and, after giving effect to the offer and sale of the Shares, will not be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

(y) Any statistical and market-related data included in the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(z) All employee benefit plans established, maintained or contributed to by the Company comply in all material respects with the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and no such plan incurred or assumed any “accumulated funding deficiency” within the meaning of Section 302 of ERISA or has incurred or assumed any material liability to the Pension Benefit Guaranty Corporation.

(aa) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited or otherwise affect by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar statutes, rules, regulations or other laws affecting the enforcement of creditors’ rights and remedies generally, and (B) the unavailability of, or limitation on the availability of, a particular right or remedy (whether in a proceeding in equity or at law) because of an equitable principle, public policy or a requirement as to commercial reasonableness, conscionability or good faith.

McKinnon & Company, Inc.

                        , 2006

2. Representations and Warranties of the Underwriter. The Underwriter represents and warrants as follows:

(a) The Underwriter is a member, in good standing, of the NASD, and is duly registered as a broker-dealer under the Exchange Act, and under the laws of each state in which the Underwriter proposes to offer the Shares on behalf of the Company, except where such registration would not be required by law.

(b) The Underwriter has full legal right, power, and authority to enter into this Agreement and to consummate the transactions contemplated herein. The Agreement has been duly authorized, executed and delivered by the Underwriter and constitutes a valid and binding agreement of the Underwriter, enforceable in accordance with its terms, except as may be limited or otherwise affect by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar statutes, rules, regulations or other laws affecting the enforcement of creditors’ rights and remedies generally, and (B) the unavailability of, or limitation on the availability of, a particular right or remedy (whether in a proceeding in equity or at law) because of an equitable principle, public policy or a requirement as to commercial reasonableness, conscionability or good faith.

(c) The execution, delivery and performance of this Agreement, the compliance with the terms and provisions hereof and the consummation of the transactions contemplated herein and in the Prospectus by the Underwriter do not and will not violate or constitute a breach of, or default under, (i) the Underwriter’s articles of incorporation or bylaws; (ii) any of the terms, provisions, or conditions of any material instrument, agreement, or indenture to which the Underwriter is a party or by which it is bound or by which its businesses, assets, investments or properties may be affected; or (iii) any material order, statute, rule, or regulation applicable to the Underwriter or any of its businesses, investments, assets or properties, of any court or any federal, state or local governmental authority or agency having jurisdiction over the Underwriter or any of its businesses, investments, properties or assets; and to the knowledge of the Underwriter do not and will not result in the creation or imposition of any lien, charge, claim, or encumbrance upon any property or asset of any of the foregoing.

(d) The Underwriter is duly incorporated, validly existing and in good standing as a corporation under the laws of the Commonwealth of Virginia with corporate power and authority to provide the services to be furnished to the Company hereunder.

(e) The Underwriter and, to the Underwriter’s knowledge, its employees, and agents who shall perform any of the services required hereunder to be performed by the Underwriter shall be duly authorized and shall have all licenses, approvals and permits necessary to perform such services.

(f) There is not now pending or, to the Underwriter’s knowledge, threatened against the Underwriter any material action or proceeding before the Commission, the NASD, any state securities commission or any state or federal court concerning the Underwriter’s activities as a broker-dealer.

3. Advisory Fee. The Underwriter has advised and agrees to continue to advise the Company on the structure, format and manner of consummation of the Rights Offering. The Underwriter has further agreed to use its best efforts in the Public Offering to sell any shares offered by the Company

McKinnon & Company, Inc.

                        , 2006

to its shareholders in the Rights Offering that are not purchased by the Company’s shareholders. For such services, the Company shall pay the Underwriter an advisory fee equal to one percent (1%) of the aggregate price of the up to 325,000 shares that the Company sells to its shareholders in the Rights Offering.

4. Sale of the Shares. On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to issue and sell up to              Shares through a combination of the Rights Offering and the Public Offering. All Shares to be offered and sold in the Public Offering shall be issued and sold through the Underwriter, as agent for the Company, to the public and the Underwriter agrees to use its best efforts to sell the Shares as agent for the Company, at the price per share set forth on the cover page of the final Prospectus for the Public Offering (the “Public Offering Price”). In consideration for the Underwriter’s efforts under this Section, the Company agrees to pay the Underwriter a commission (the “Selling Commission”) equal to six percent (6%) of the Public Offering Price of all Shares sold through the Underwriter in the Public Offering, including Shares that were offered but not sold in the Rights Offering (and including Shares sold through selected dealers). It shall be the Underwriter’s responsibility to compensate any selected dealers out of the Selling Commission that it receives from the Company, subject to the mechanics provided in the last sentence of Section 6. The Underwriter may reject any offer to purchase the Shares made through the Underwriter or a selected dealer, in whole or in part, and any such rejection shall not be deemed a breach of the Underwriter’s agreement contained herein.

5. Sales by the Underwriter. It is understood that, after the Registration Statement becomes effective, the Underwriter proposes to sell the Shares to the public as agent for the Company upon the terms and conditions set forth in the Prospectus. The escrow procedures established by the Underwriter shall comply with SEC Rule 15c2-4 promulgated under the Exchange Act. All purchasers to whom the Underwriter directly sells Shares shall be instructed to make their checks for payment of the Shares payable to “CNB Bancorp, Inc. Public Offering Escrow Account.” The Underwriter shall transmit all funds that it receives from purchasers to SunTrust Bank, the escrow agent (the “Escrow Agent”) by noon of the next business day following receipt thereof. Only broker/dealers who are either (i) members in good standing of the NASD that are registered with the NASD and maintain net capital of not less than $25,000 pursuant to Rule 15c3-1 promulgated under the Exchange Act or (ii) dealers with their principal places of business located outside the United States, its territories and its possessions and not registered as brokers or dealers under the Exchange Act, who have agreed not to make any sales within the United States, its territories or its possessions or to persons who are nationals thereof or residents therein shall be designated selected dealers by the Underwriter. The Underwriter shall require all selected dealers to comply with Rule 15c2-4.

6. Payment and Delivery. The Underwriter shall direct the Escrow Agent to make payment for the Shares sold hereunder by wire transfer pursuant to instructions to be delivered to the Escrow Agent by the Company. Such payment is to be made at the offices of CNB Bancorp, Inc., 11407 Windsor Boulevard, Windsor, Virginia 23487, at noon local time, on or about                     , 2006, or at such other time, date and place as the Underwriter and the Company shall agree upon, such time and date being referred to herein as the “Closing Date.” Unless the transaction is closed book-entry through the Depository Trust Company and no certificates are requested, in which case the procedures applicable thereto shall be complied with, the certificates for the Shares will be delivered in such denominations and

McKinnon & Company, Inc.

                        , 2006

in such registrations as the Underwriter requests in writing not later than the third (3rd) full business day prior to the Closing Date, and will be made available for inspection by the Underwriter at least twenty-four (24) hours prior to the Closing Date. Any such certificates will be delivered by the Company to its transfer agent, or the Depository Trust Company, as applicable, by 12:00 p.m. on the day prior to the Closing Date, along with address labels to be used to mail the certificates to the purchasers thereof. On the Closing Date, the Company shall direct the Escrow Agent to deliver (i) payment of the portion of the Selling Commission due to the Underwriter by wire transfer or certified or bank cashier’s check drawn to the order of the Underwriter in next day funds, to the Underwriter on the Closing Date and (ii) payment of the portion of the Selling Commission due to each selected dealer by wire transfer or certified or bank cashier’s check drawn to the order of such selected dealer in next day funds, to each selected dealer on the Closing Date.

7. Covenants of the Company. The Company covenants and agrees with the Underwriter as follows:

(a) The Company will endeavor to cause the Registration Statement to become effective and will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement has become effective and when any amendment thereto thereafter becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation or contemplation of any proceeding for such purposes and (iv) within the period of time referred to in Section 7(e) below, of the happening of any event that makes any statement made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue in any material respect or that requires the making of any addition to or change in the Registration Statement or the Prospectus (as then amended or supplemented) to state a material fact required to be stated therein or necessary to make the statements therein not misleading or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Securities Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

(b) The Company will furnish you, without charge, three signed copies of the Registration Statement as originally filed with the Commission and of each amendment to it, including financial statements and all exhibits thereto, and will also furnish to you such number of conformed copies of the Registration Statement (without exhibits) as originally filed and of each amendment thereto as you may reasonably request.

(c) The Company will not file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus of which you shall not have been advised previously or to which you shall reasonably object in writing promptly after being so advised.

(d) Prior to the effective date of the Registration Statement, the Company has delivered or will deliver to you, without charge, in such quantities as you have requested or may hereafter

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                        , 2006

reasonably request, copies of each form of preliminary prospectus. The Company consents to the use, in accordance with the provisions of the Securities Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the Underwriter and by selected dealers to whom Shares may be sold, prior to the effective date of the Registration Statement, of each preliminary Prospectus so furnished by the Company.

(e) On the effective date of the Registration Statement and thereafter from time to time, for such period as in the opinion of counsel for the Underwriter a prospectus is required by law to be delivered in connection with sales by an Underwriter or a selected dealer, the Company will deliver to you and each selected dealer through whom Shares may be sold without charge (except as provided below) as many copies of the Prospectus (and of any amendment or supplement thereto) as they may reasonably request. The Company consents to the use of such Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Securities Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the Underwriter and by selected dealers through whom Shares may be sold, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur that in the judgment of the Company, or in the opinion of counsel for the Underwriter, requires that a material fact be stated in the Prospectus (as then amended or supplemented) in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Prospectus to comply in all material respects with the Securities Act or any other law, the Company at its own expense (except as provided below) will forthwith prepare and file with the Commission an appropriate amendment or supplement thereto, and will furnish to the Underwriter and each selected dealer through whom Shares may be sold without charge (except as provided below), a reasonable number of copies thereof.

(f) The Company will cooperate with you and your counsel in connection with the registration or qualification of the Shares for offer and sale by you and by selected dealers through whom Shares may be sold under the securities or Blue Sky laws of such jurisdictions as you may reasonably designate and will file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to the service of process in suits, other than those arising out of the offer and sale of the Shares, in any jurisdiction where it is not now so subject.

(g) The Company will make generally available to its security holders an earnings statement, which need not be audited, covering a 12-month period commencing after the effective date of the Registration Statement and ending no later than 15 months thereafter, as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and any applicable regulation.

(h) During the period of five years after the Closing Date, the Company will furnish to you without charge (i) as soon as available, a copy of each report of the Company mailed to shareholders or filed with the Commission, unless otherwise publicly available on EDGAR, and (ii) from time to time such other proper information concerning the business and financial condition of the Company as you may reasonably request.

McKinnon & Company, Inc.

                        , 2006

8. Costs and Expenses.

(a) The Company will pay all costs and expenses incident to the performance by it of its obligations hereunder, including: (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), each preliminary prospectus, the Prospectus and all amendments and supplements to any of the foregoing, during the period specified in Section 7(d) above but not exceeding nine months after the date on which the Shares are first offered to the public; (ii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp tax in connection with the original issuance of the Shares; (iii) the preparation and delivery by counsel of the preliminary and supplemental Blue Sky Memoranda (including the reasonable fees and disbursements of counsel relating thereto); (iv) the registration or qualification, if required, of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 7(f) above (including the reasonable fees and disbursements of counsel relating thereto); (v) the fees and expenses of the Underwriter’s counsel, in its role as Underwriter’s counsel, in connection with legal due diligence, review of the Registration Statement and the Prospectus, NASD filings and preparation of the Selected Dealer Agreement, the Escrow Agreement and matters related thereto, but not to exceed $30,000; (vi) the fees and expenses of the Company’s accountants and the fees and expenses of counsel for the Company; (vii) during the period specified in Section 7(d) above but not exceeding nine months after the date on which the Shares are first offered to the public, delivery to the Underwriter and selected dealers through whom Shares may be sold (including postage, air freight and the expenses of counting and packaging) of such copies of the Registration Statement, any preliminary Prospectus and the final Prospectus and any amendments or supplements to the Registration Statement and the Prospectus may be requested for use by the Underwriter or by dealers through whom Shares may be sold in connection with the offering and sale of the Shares and during such period of time thereafter as the Prospectus is required, in the judgment of the Company or in the opinion of counsel for the Underwriter, to be delivered in connection with the offer and sale of the Shares by you and by selected dealers; (viii) filing fees with the NASD in connection with the Public Offering; (ix) the costs of all informational and/or investor due diligence meetings, but not to exceed $30,000; and (x) the performance by the Company of its other obligations under this Agreement. The Underwriter shall pay its own costs and expenses, except as otherwise provided in this Agreement. The total reimbursement of the Underwriter’s costs by the Company shall not exceed $60,000.

(b) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than by notice given by you terminating this Agreement pursuant to Section 13 below) or if this Agreement shall be terminated by you because of any failure or refusal on the part of the Company to comply in any material respect with the terms, or fulfill in any material respect any of the conditions, of this Agreement, the Company agrees without further obligation to reimburse you for all out-of-pocket expenses (including fees and expenses of your counsel, as provided in Section 8(a) above), but only to the extent that these expenses are actual out-of-pocket accountable expenses reasonably incurred by you under normal circumstances.

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                        , 2006

9. Conditions to the Obligations of the Underwriter. The obligations of the Underwriter hereunder are subject to the following conditions:

(a) That the Registration Statement shall have become effective not later than 5:00 p.m., on the date hereof, or at such later date and time as shall be consented to by you.

(b) That subsequent to the effective date of the Registration Statement, there shall not have occurred any change, or any development involving a prospective change in or affecting particularly the condition (financial or otherwise), business, properties, net worth or results of operations of the Company or the Bank not contemplated by the Prospectus (or any amendment or supplement thereto) that, in your reasonable opinion, would materially adversely affect the market for the Shares.

(c) That you shall have received on the Closing Date an opinion dated as of the Closing Date, from Powell Goldstein LLP (“Powell Goldstein”), as counsel to the Company, which shall be subject to customary conditions and qualifications as set forth therein, substantially as follows:

(i) the Company and the Bank have been duly organized, are validly existing and in good standing under applicable law, and are duly qualified to do business and are in good standing in all jurisdictions that require such qualification or in which the failure to qualify in such jurisdictions could, in the aggregate, have a material adverse effect on the business, condition or properties of the Company and the Bank taken as a whole;

(ii) all of the shares of Common Stock of the Company outstanding prior to the issuance of the Shares to be issued and sold by the Company hereunder have been duly authorized and validly issued and are fully paid and nonassessable;

(iii) all of the outstanding shares of capital stock of the Bank are owned by the Company, have been duly authorized and validly issued, and are fully paid and nonassessable (except as otherwise provided in 12 U.S.C. Section 55) and, to the knowledge of such counsel, are owned by the Company free and clear of any lien, claim, security interest or other encumbrance, except as otherwise describe in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or such as are not material;

(iv) the Shares to be issued and sold by the Company hereunder have been duly authorized, and when issued, paid for and delivered in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable, and the issuance of such Shares is not subject to any preemptive rights or, to the knowledge of such counsel, similar rights, other than the right of the Company’s existing shareholders to purchase one share of Common Stock for each              shares of Common Stock held of record on                     , 2006, in the Rights Offering;

(v) except as described in the Prospectus, there are no warrants or options to purchase any securities of the Company and to the knowledge of such counsel, the offering or sale of the Shares as contemplated by this Agreement does not give rise to any rights for the offering or sale of other shares of capital stock of the Company;

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                        , 2006

(vi) the certificates for the Shares are in proper legal form;

(vii) this Agreement has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery by the Underwriter) is a valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited or otherwise affect by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar statutes, rules, regulations or other laws affecting the enforcement of creditors’ rights and remedies generally, and (B) the unavailability of, or limitation on the availability of, a particular right or remedy (whether in a proceeding in equity or at law) because of an equitable principle, public policy or a requirement as to commercial reasonableness, conscionability or good faith;

(viii) neither the Company nor the Bank, to the knowledge of such counsel, is in violation of its articles of incorporation or bylaws, in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness or in any agreement, indenture or other instrument known to such counsel that is material to the conduct of the business of the Company and the Bank taken as a whole, or in violation of any law, administrative regulation or ruling or court decree applicable to the Company or the Bank or any of their respective properties; and the execution, delivery and performance of this Agreement, compliance by the Company with all provisions hereof and the consummation of the transactions contemplated hereby will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the articles of incorporation or bylaws of the Company or the Bank, to the knowledge of such counsel, any material agreement, indenture or other instrument to which the Company or the Bank is a party or by which either of them is bound, or (assuming compliance with the Securities Act and other securities or Blue Sky laws) violate any law, administrative regulation or ruling (except as the indemnification or contribution provisions in this Agreement may be limited by applicable law) or, to the knowledge of such counsel, court decree applicable to the Company or the Bank or any of their respective properties;

(ix) the Registration Statement has been declared effective by the Commission under the Securities Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission.

(x) except for the order of the Commission making the Registration Statement effective and any permits and similar authorizations required under state securities or Blue Sky laws, no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the consummation of the sale of the Shares to the purchasers through the Underwriter as contemplated by this Agreement;

(xi) the Company is not and, after giving effect to the offer and sale of the Shares, will not be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended;

(xii) the statements in the Prospectus under the captions “Supervision and Regulation” and “Description of Capital Stock” insofar as such statements constitute a summary of the

McKinnon & Company, Inc.

                        , 2006

documents, legal matters or proceedings referred to therein, fairly and accurately present in all material respects the information with respect to such documents, legal matters or proceedings; and

(xiii) to the knowledge of such counsel, there are no pending or threatened legal or governmental proceedings to which the Company or the Bank is a party or of which any property of the Company or the Bank is the subject, which, if determined adversely to the Company or the Bank, would individually or in the aggregate have a material adverse effect on the business, condition or properties of the Company and the Bank taken as a whole.

Subject to its customary practices and limitations relating to the scope of such counsel’s participation in the preparation of the Prospectus and its investigation or verification of information contained therein, Powell Goldstein also shall state that nothing has come to its attention to cause it to believe that the Prospectus (except for financial statements, schedules and other financial data included therein, as to which such counsel need not express any belief) contained any untrue statement of any material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

In rendering the opinions required by this Section 9(b), such counsel may rely, as to matters of fact, upon certificates and representations of officers of the Company and on certificates of public officials.

(d) That you shall have received letters addressed to you and dated the date hereof and the Closing Date from Yount, Hyde & Barbour, P.C., independent registered public accountants, substantially in the form heretofore approved by you.

(e) That (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any material change in the capital stock of the Company nor any material increase in long-term debt of the Company or the Bank from that set forth or contemplated in the Registration Statement and the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and the Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or otherwise), business, properties, net worth or results of operations of the Company and the Bank taken as a whole; (iv) neither the Company nor the Bank shall have any material liability or obligation, direct or contingent, other than those liabilities or obligations reflected in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or incurred or arising in the ordinary course of business; and (v) all of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and the Closing Date as if made on and as of such date, and you shall have received a certificate, dated the Closing Date and signed by the principal executive officer and principal financial officer of the Company, to the effect set forth in this Section 9(e) and Section 9(f) below.

McKinnon & Company, Inc.

                        , 2006

(f) That the Company shall not have failed at or prior to the Closing Date to have performed or complied in any material respect with any of the agreements or covenants herein contained and required to be performed or complied with by it at or prior to the Closing Date.

(g) That the Company shall have furnished you such further certificates and documents confirming the representations and warranties contained herein and related matters as you may reasonably have requested.

10. Conditions to the Obligations of the Company. The obligations of the Company to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at or before 5:00 p.m., on the date of this Agreement, or such later time and date to which the Company and the Underwriter may from time to time consent, the Registration Statement shall have become effective; at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and be then in effect or proceedings therefor initiated or threatened; and the Escrow Agent shall have tendered to the Company payment for the Shares.

11. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities or expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement based upon information relating to the Underwriter in the last paragraph on the front cover of the Prospectus or in the section of the Prospectus entitled “Underwriting” that was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Underwriter expressly for use in connection therewith; provided that the indemnification contained in this paragraph with respect to any preliminary prospectus shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by the Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person with or prior to the written confirmation of the sale involved (or any supplement to the Prospectus at the time of such confirmation was not so delivered or sent) and the statement or omission giving rise to such loss, claim, damage, liability or expense was contained in the preliminary prospectus and corrected in the Prospectus (or any supplement thereto at the time such confirmation was delivered or sent).

(b) If any action or claim shall be brought against the Underwriter or any person controlling the Underwriter, in respect of which indemnity may be sought against the Company in accordance with Section 11(a) above, the Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel and payment of all reasonable fees and expenses. The Underwriter or any such person controlling the Underwriter shall have

McKinnon & Company, Inc.

                        , 2006

the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of the Underwriter or such controlling person unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the Company has failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded party) include both the Underwriter or controlling person and the Company and representations of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case, if the Underwriter or controlling person notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action on behalf of the Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any such action or separate but substantially related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Underwriter and controlling persons, which firm shall be designated in writing by you). The Company shall not be liable for any settlement of any such action effected without the written consent of the Company, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, the Company agrees to indemnify and hold harmless the Underwriter and any such controlling person from and against any loss, liability, damage or expense by reason of such settlement or judgment, except in any case of the intentional misconduct or gross negligence of the Underwriter.

(c) The Underwriter agrees to indemnify and hold harmless the Company, its directors and officers who sign the Registration Statement and any person controlling the Company to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with respect to information in the last paragraph on the front cover of the Prospectus and in the section of the Prospectus entitled “Underwriting” that was furnished by or on behalf of the Underwriter expressly for use in the Registration Statement, the Prospectus and any preliminary prospectus, or any amendment or supplement thereto. If any action or claim shall be brought or asserted against the Company, its directors, any such officer or any such controlling person based on the Registration Statement, the Prospectus or any preliminary prospectus, or any amendment or supplement thereto and in respect of which indemnity may be sought against the Underwriter, the Underwriter shall have the rights and duties given to the Company by Section 11(b) above (except that if the Company shall have assumed the defense thereof, the Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Underwriter), and the Company, its directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriter by Section 11(b) above.

(d) If the indemnification of the Underwriter or the Company provided for in this Section 11 is unavailable as a matter of law to the Underwriter or the Company, as the case may be, in respect of any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, as the case may be, on the one hand and the Underwriter on the other from the Public Offering or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand

McKinnon & Company, Inc.

                        , 2006

and of the Underwriter on the other in connection with the statements or omissions that resulted in such loss, claim, damage, liability or expense, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the Public Offering (before deducting expenses) received by the Company, bear to the total underwriting commissions received by the Underwriter as set forth in the table on the cover page of the Prospectus (as amended or supplemented) and in the section entitled “Underwriting” in the Prospectus (as amended or supplemented). The relative fault of the Company on the one hand and of the Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company on the one hand or by the Underwriter on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 11(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses actually and reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11(d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares sold by it as agent for the Company exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 11 from any person who was not guilty of such fraudulent misrepresentations.

(e) In any proceeding relating to the Registration Statement, any preliminary prospectus or the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 11 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

(f) The indemnity and contribution agreements contained in this Section 11 and the respective agreements, representations, warranties and other statements of the Company or its officers and the Underwriter set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriter or the Company or any person controlling the Underwriter, the Company or its directors or officers (or any person controlling the Company), (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor of the Underwriter or the Company or its directors or officers referred to above (or of any person controlling the Underwriter or the Company) shall be entitled to the benefits of the indemnity contribution and reimbursement agreements contained in this Section 11.

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                        , 2006

12. Effective Date of Agreement. This Agreement shall become effective when signed by the parties to it.

13. Termination of Agreement. This Agreement shall be subject to termination in your sole discretion, without liability on your part, by notice given to the Company, if prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange or The Nasdaq Stock Market, LLC shall have been suspended or materially limited, (ii) a general moratorium on commercial banking or thrift activities in Virginia or the United States shall have been declared by either federal or state authorities or (iii) there shall have occurred any major outbreak or escalation of hostilities or other international or domestic calamity or crisis or major change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable or inadvisable to proceed with the Public Offering. Notice of such cancellation shall be given to the Company by telegraph or telephone but shall be subsequently confirmed by letter.

14. Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telecopied and confirmed as follows: if to the Underwriter, to McKinnon & Company, Inc., 999 Waterside Drive, Suite 1200, Norfolk, Virginia 23510, Attention: William J. McKinnon, Jr.; if to the Company, to CNB Bancorp, Inc., 11407 Windsor Boulevard, Windsor, Virginia 23487, Attention: Oliver D. Creekmore, Chief Executive Officer, with a copy to Powell Goldstein LLP, 1201 W. Peachtree Street NW, One Atlantic Center 14th Floor, Atlanta, Georgia 30309, Attention: Robert D. Klingler.

15. Successors. This Agreement has been and is made solely for the benefit of the Underwriter, the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term “successor” shall not include any purchaser of the Shares merely because of such purchase.

16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia without reference to the conflict of laws principles thereof.

[SIGNATURES ON NEXT PAGE]

McKinnon & Company, Inc.

                        , 2006

If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement between the Company and the Underwriter in accordance with its terms.

Very truly yours,

CNB BANCORP, INC.

By:
Oliver D. Creekmore
Chief Executive Officer

The foregoing Underwriting and Advisory

Agreement is hereby confirmed and accepted

as of the date first above written.

McKINNON & COMPANY, INC.

By:
William J. McKinnon, Jr.
President